Dreyfus Short Term
Income Fund

ANNUAL REPORT
July 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus Short Term
                                                                    Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 1999 through July 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most, but not all, sectors of the bond market over the past year. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures. The Fed raised short-term interest rates five times during the reporting period, following one interest-rate hike implemented before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.75 percentage points.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities such as corporate bonds. U.S. Treasury securities, however, represented a notable exception. These direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We  appreciate  your  confidence  over the past year and we look forward to your
continued    participation    in    Dreyfus    Short    Term    Income   Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
August 15, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term Income Fund perform during the period?

For the 12-month period ended July 31, 2000, the fund produced a total return of 7.50%.(1) The fund provided an income dividend of approximately $0.776 per share as well as a 30-day SEC yield of 7.29%. In comparison, the Merrill Lynch Corporate and Government (1-5 years) Index, the portfolio's benchmark, provided
a    total    return    of    5.19%    for    the    same    period.(2)

We are particularly pleased with the fund's performance relative to other funds in its peer group: for the most recent 12-month period, the fund ranked #1 out of 108 funds in the Lipper Short Investment Grade Debt Funds category.(3)

We attribute the fund's strong performance to our management strategy in a rising interest-rate environment. First, we maintained a relatively short average effective duration -- a measure of sensitivity to changing interest rates -- in order to reduce the potential effects of interest-rate risk. Second, we focused on mortgage-backed securities and corporate securities issued by companies with good earnings.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. Government agency, corporate and mortgage-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When  choosing  investments  for  the  fund,  we  evaluate four primary factors:

*The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we generally reduce the fund's average duration to purchase higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

*The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

*The  mix  of  security  types  within the fund, including relative exposure to
government   securities,   mortgage-backed   securities  corporate  securities,
asset-backed securities and high yield bonds.

*Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

When the reporting period began on August 1, 1999, it became apparent that the U.S. economy was growing more strongly than many analysts expected, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board raised short-term interest rates five times during the reporting period. In this rising interest-rate environment, we maintained an average duration that was substantially shorter than that of our benchmark and the average for our peer group. This position enabled us to reduce the adverse effects of higher interest rates.

In addition, we attempted to maximize returns through our sector allocation strategy, which emphasized corporate bonds and mortgage-backed securities. This strategy helped us focus on securities that are primarily influenced by credit
considerations,   which   we   considered   favorable   in  a  strong  economy.
Mortgage-backed securities potentially can perform better in a rising interest-rate environment than other types of bonds because the risk that homeowners will refinance their mortgages is reduced. We particularly focused on adjustable-rate mortgages, which potentially are more able to maintain their prices when interest rates rise.

Our corporate bond holdings performed especially well because we invested mainly in bonds issued by energy and industrial companies which benefited from rising oil prices and strong earnings, respectively.


Although we had a smaller than average exposure to U.S. Government securities, our holdings of inflation-indexed Treasury bonds also benefited performance as inflation expectations rose over the past year. We had little exposure to high yield and emerging market bonds, which tended to perform poorly.

What is the fund's current strategy?

We have continued to maintain a relatively short average duration and an emphasis on securities that are more likely to respond to credit-related forces than inflation-related ones. As of July 31, the fund's average effective duration was 1.91 years, compared to 2.3 years for its benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index.(4)

In addition, we believe that the current economic and market environments should support consistent corporate earnings, making corporate bonds attractive. At the same time, a strong economy may continue to allow the federal government to maintain a budget surplus and reduce issuance of U.S. Treasury debt, which could create greater demand for investment-grade corporate bonds, in our opinion.

Accordingly, as of July 31, 2000, the portfolio was composed of 2.3% U.S. Treasury and agency securities, 39.1% corporate bonds and notes, 34.6% mortgage-backed securities and 24.0% asset-backed securities. In comparison, the fund's benchmark had the following composition: 23.8% corporate bonds, 22.6% U.S. Government agency securities, and 53.6% U.S. Treasury securities.(5)

August 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS.

(3)  SOURCE: LIPPER INC.

(4)  SOURCE: BLOOMBERG L.P.

(5)  SOURCE: BLOOMBERG L.P.

                                                             The Fund

FUND PERFORMANCE

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN DREYFUS SHORT TERM INCOME FUND AND THE MERRILL
LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX

EXHIBIT A:

              MERRILL
               LYNCH
             CORPORATE       DREYFUS
                AND           SHORT
            GOVERNMENT        TERM
  PERIOD    (1-5 YEARS)      INCOME
              INDEX *         FUND

 8/18/92      10,000         10,000
 7/31/93      10,602         10,732
 7/31/94      10,791         10,997
 7/31/95      11,655         11,773
 7/31/96      12,287         12,528
 7/31/97      13,273         13,649
 7/31/98      14,128         14,730
 7/31/99      14,781         15,101
 7/31/00      15,549         16,234

* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund and the Merrill Lynch Corporate and Government (1--5 Years) Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 7/31/00

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         8/18/92            7.50%              6.64%             6.29%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT TERM INCOME FUND ON 8/18/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE BEGINNING VALUE ON 8/18/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

July 31, 2000

                                                                                             Principal
BONDS AND NOTES--109.5%                                                                     Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.8%

Aircraft Lease Portfolio Securitisation 96-1,

   Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        3,783,062               3,480,417

America West Airlines Pass-Through Trusts, Ctfs.:

   Ser. 1996-1, Cl. D, 8.16%, 2002                                                              658,819                 673,440

   Ser. 1997-1, Cl. D, 8.12%, 2001                                                              215,844                 255,270

Pegasus Aviation Lease Securitization,

   Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 7.245%, 2015                                                          7,636,738  (a,b)         7,631,965

                                                                                                                      12,041,092

ASSET-BACKED CTFS.--11.5%

Bosque Asset,

   7.66%, 2002                                                                                  981,043  (a)             951,918

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            6,000,000                5,989,350

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           8,000,000                8,082,520

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           7,000,000  (a)           6,951,875

NYCTL 1998-2 Trust,

   Tax Lien Collateralized Bonds,

   Ser. 2000-A, Cl. C, 8.11%, 2008                                                            9,350,000                9,348,539

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A5, 7.876%, 2003                                                       11,500,000  (a,b)        11,178,359

   Ser. 1998-ST1, Cl. B2, 10.876%, 2003                                                       7,250,000  (a,b)         6,728,906

                                                                                                                      49,231,467

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--3.2%

Flagship Auto Receivables Owner Trust,

   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          6,000,000                5,978,850

WFS Financial Owner Trust,

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                           7,500,000                7,607,888

                                                                                                                      13,586,738

ASSET-BACKED CTFS./HOME EQUITY LOANS--9.2%

Advanta Mortgage Loan Trust,

   Ser. 2000-1, Cl. A6, 8.3%, 2029                                                            8,200,000                8,406,281

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.459%, 2021                                                        10,000,000                9,827,850

Residential Asset Securities:

   Ser. 1997-KS4, Cl. AI5, 6.98%, 2027                                                        8,257,000                7,836,409

   Ser. 1999-KS1, Cl. AI8, 6.32%, 2030                                                        5,525,000                5,155,295

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

Saxson Asset Securities Trust,

   Ser. 2000-1, Cl. AF6, 8.005%, 2030                                                         8,000,000                7,968,600

                                                                                                                      39,194,435

AUTOMOTIVE--2.2%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                2,953,000                2,812,733

TRW,

   Notes, 6.5%, 2002                                                                          6,800,000                6,672,527

                                                                                                                       9,485,260

CHEMICALS--.6%

ICI Wilmington,

   Gtd. Notes, 7.05%, 2007                                                                    2,605,000                2,426,362

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--13.3%

BKB Commercial Mortgage Trust,

   Ser. 1997-C1, Cl. E, 7.83%, 2001                                                           4,000,000  (a,b)         3,952,490

COMM,

   Ser. 2000-FL2A, Cl. E, 7.616%, 2003                                                       10,000,000  (a,b)         9,995,313

CS First Boston Mortgage Securities,

   Ser. 2000-C1, Cl. A1, 7.325%, 2008                                                        11,800,000               11,800,000

DLJ Mortgage Acceptance:

   Ser. 1994-MF11, Cl. B1, 8.1%, 2004                                                         7,000,000                7,012,110

   Ser. 1998-STIA, Cl. B3, 8.687%, 2000                                                       5,250,000  (a,b)         5,210,625

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 7.73%, 2004                                                           3,250,000  (a,b)         3,252,031

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.574%, 2013                                                        3,000,000  (a,b)         2,891,580

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                              1,958,156                1,950,255

Trizechahn Office Properties Trust,

   Ser. 1999-TOPA, Cl. D, 7.826%, 2007                                                       10,750,000  (a,b)        10,750,000

                                                                                                                      56,814,404

ELECTRIC POWER--.9%

NRG Northeast Generating, Ser. A,

   Sr. Secured Bonds, 8.065%, 2004                                                            4,000,000  (a)           4,022,372

FINANCE--8.4%

Bear Stearns,

   Notes, 7.625%, 2009                                                                        5,319,000                5,145,297

Bombardier Capital, Ser. A,

   Floating Rate Notes, 7.34%, 2000                                                           8,500,000  (a,b)         8,501,173


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Capital One Bank,

   Sr. Notes, 6.15%, 2001                                                                     5,000,000                4,955,730

Countrywide Home Loans, Ser. F,

   Medium-Term Notes, 6.38%, 2002                                                             6,585,000                6,437,101

Heller Financial, Ser. 1,

   Notes, 6.298%, 2003                                                                        8,600,000  (b)           8,600,705

Norwest Financial,

   Notes, 7.6%, 2005                                                                          2,400,000                2,408,244

                                                                                                                      36,048,250

FOOD & BEVERAGES--.3%

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                    2,000,000                1,360,000

FOOD RETAILING--1.6%

Fred Meyer,

   Bonds, 7.375%, 2005                                                                        7,000,000                6,851,404

FOREIGN/GOVERNMENTAL--3.1%

Federative Republic of Brazil,

   Sr. Notes, 11.25%, 2007                                                                    5,000,000                4,775,000

Republic of Argentina:

   Deb., 11.25%, 2004                                                                           827,500                  813,019

   Ser. B, Notes, 0%, 2001                                                                    8,000,000                7,580,000

                                                                                                                      13,168,019

INSURANCE--1.9%

Everest Reinsurance Holdings,

   Sr. Notes, 8.5%, 2005                                                                      8,000,000                8,132,016

MEDIA/ENTERTAINMENT--1.0%

Clear Channel Communications,

   Notes, 7.875%, 2005                                                                        4,444,000                4,490,684

OIL & GAS--3.8%

Williams Cos.,

   Notes, 6.2%, 2002                                                                         11,090,000               10,894,860

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                          5,200,000  (a)           5,226,530

                                                                                                                      16,121,390

OIL SERVICES--.9%

Petroleum Geo-Services,

   Sr. Notes, 6.25%, 2003                                                                     4,000,000                3,793,416

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL--1.8%

CVS,

   Notes, 5.5%, 2004                                                                          8,000,000                7,564,552

REAL ESTATE--4.7%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                           13,000,000               12,038,182

Tanger Properties,

   Notes, 8.75%, 2001                                                                         8,150,000                8,054,401

                                                                                                                      20,092,583

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.7%

Countrywide Funding,

   Ser. 2000-2, Cl. AF5, 8.12%, 2031                                                          7,800,000                7,865,871

GE Capital Mortgage Services,

   Ser. 1996-12, Cl. M, 7.25%, 2011                                                           1,270,002                1,248,917

Residential Funding Mortgage Securities I, REMIC,

   Ser. 2000-HI3, Cl. AI2, 7.97%, 2010                                                       11,000,000               10,990,925

                                                                                                                      20,105,713

RESTAURANTS--2.0%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     9,000,000                8,458,434

RETAIL--1.7%

Penney (JC), Ser A,

   Notes, 6.5%, 2002                                                                          5,000,000                4,783,325

Saks,

   Notes, 7.25%, 2004                                                                         3,150,000                2,676,914

                                                                                                                       7,460,239

SOFTWARE--1.2%

Computer Associates International, Ser. B,

   Sr. Notes, 6.375%, 2005                                                                    5,597,000                5,117,936

TELECOMMUNICATIONS--.5%

U. S. West Capital Funding,

   Gtd. Notes, 6.125%, 2002                                                                   2,400,000                2,354,674

U. S. GOVERNMENT--2.4%

U. S. Treasury Inflation Protection Securities:

   3.625%, 7/15/2002                                                                          5,000,000  (c)           5,328,731

   3.875%, 4/15/2029                                                                          4,925,000  (c)           5,158,361

                                                                                                                      10,487,092

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--20.5%

Federal Home Loan Mortgage Corp.:

   7.5%                                                                                      28,000,000  (d)          27,632,360


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp. (continued):

  Multiclass Mortgage Participation Ctfs., REMIC

  (Interest Only Obligation):

      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                        2,125,380  (e)             447,945

      Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                        3,500,000  (e)           1,478,435

      Ser. 2129, Cl. IA, 6.5%, 6/15/2024                                                      3,730,769  (e)           1,102,909

Federal National Mortgage Association:

   7.5%                                                                                       9,820,000  (d)           9,691,063

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           2,874,924  (e)             686,388

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/2005                                                  3,458,747                3,407,365

Government National Mortgage Association I,

   8%, 9/15/2008                                                                              2,860,499                2,889,104

Government National Mortgage Association II,

  Adjustable Rate Mortgage:

      5.5%, 4/20/2030                                                                         3,976,119                3,859,300

      6%, 4/20/2030-7/20/2030                                                                10,601,130               10,399,254

      6.5%, 7/20/2030                                                                         9,999,000                9,902,110

      7.5%                                                                                   11,266,000  (d)          11,125,175

      8%                                                                                      4,950,000  (d)           4,968,563

                                                                                                                      87,589,971

YANKEE--5.3%

Korea Development Bank:

   Notes, 6.5%, 2002                                                                         10,400,000               10,131,077

   Notes, 6.625%, 2003                                                                       13,000,000               12,590,227

                                                                                                                      22,721,304

TOTAL BONDS AND NOTES

   (cost $473,709,349)                                                                                               468,719,807
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER;

Signature Brands USA (warrants)

   (cost $0)                                                                                      1,250  (f)              27,400
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

Paxson Communications,

  Cum., $1,325

   (cost $5,825,550)                                                                                587                5,693,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.2%

UBS Finance,

   6.64%, 8/1/2000                                                                              815,000                  815,000

U. S. TREASURY BILLS--.1%

   6%, 9/7/2000                                                                                 540,000  (g)             536,679

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,351,667)                                                                                                   1,351,679
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $480,886,566)                                                            111.1%              475,792,786

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (11.1%)             (47,699,933)

NET ASSETS                                                                                       100.0%              428,092,853

(a)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2000,
     THESE SECURITIES AMOUNTED TO $83,222,765 OR 19.4% OF NET ASSETS.

(b)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE

(c)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(d)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(e)  NOTIONAL FACE AMOUNT SHOWN.

(f)  NON-INCOME PRODUCING.

(g)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF FINANCIAL FUTURES

July 31, 2000

                                                                                                                       Unrealized
                                                                Market Value                                         Appreciation
                                                                  Covered by                                        (Depreciation)
                                            Contracts          Contracts ($)                  Expiration         at 7/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U. S. Government Agency
     10 year Notes                                 80              7,397,500             September 2000                  284,312

FINANCIAL FUTURES SHORT

U. S. Treasury 2 year Notes                        42              8,345,531             September 2000                  (87,281)

U. S. Treasury 5 year Notes                        69              6,845,016             September 2000                      219

U. S. Treasury 10 year Notes                      487             48,159,734             September 2000                 (996,578)

                                                                                                                        (799,328)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
  Investments                                         480,886,566   475,792,786

Cash                                                                  1,072,056

Receivable for investment securities sold                            18,988,420

Interest receivable                                                   4,713,397

Receivable for shares of Common Stock subscribed                        789,563

Paydowns receivable                                                     117,115

Prepaid expenses and other assets                                         3,162

                                                                    501,476,499
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           272,305

Payable for investment securities purchased                          71,152,252

Payable for shares of Common Stock redeemed                           1,826,690

Payable for futures variation margin--Note 4(a)                          20,953

Interest Payable--Note 2                                                  3,101

Accrued expenses                                                        108,345

                                                                     73,383,646
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      428,092,853
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     450,831,971

Accumulated undistributed investment income--net                        206,497

Accumulated net realized gain (loss) on investments and financial
  futures                                                          (17,052,507)

Accumulated net unrealized appreciation (depreciation) on investments
  [including ($799,328) net unrealized (depreciation)
  on financial futures]--Note 4(b)                                  (5,893,108)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      428,092,853
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      36,600,403

NET ASSET VALUE, offering and redemption price per share ($)              11.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended July 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            28,278,140

Cash dividends                                                       1,056,322

TOTAL INCOME                                                        29,334,462

EXPENSES:

Management fee--Note 3(a)                                            1,955,277

Shareholder servicing costs--Note 3(b)                               1,136,335

Professional fees                                                       48,087

Registration fees                                                       47,974

Custodian fees--Note 3(b)                                               47,311

Directors' fees and expenses--Note 3(c)                                 32,361

Prospectus and shareholders' reports                                    19,134

Interest expense--Note 2                                                10,680

Miscellaneous                                                           10,956

TOTAL EXPENSES                                                       3,308,115

INVESTMENT INCOME--NET                                              26,026,347
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,273,559)

Net realized gain (loss) on financial futures                          407,653

NET REALIZED GAIN (LOSS)                                             (865,906)

Net unrealized appreciation (depreciation) on investments
  [including ($917,976) net unrealized (depreciation) on financial
  futures]                                                             3,195,011

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,329,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                28,355,452

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                             -----------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,026,347          23,244,395

Net realized gain (loss) on investments         (865,906)          (6,591,188)

Net unrealized appreciation (depreciation)
   on investments                              3,195,011           (8,251,040)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  28,355,452            8,402,167
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (26,027,986)         (23,537,455)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 265,314,104         196,523,280

Dividends reinvested                           20,894,706          18,793,560

Cost of shares redeemed                     (218,887,862)        (200,463,317)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 67,320,948           14,853,523

TOTAL INCREASE (DECREASE) IN NET ASSETS       69,648,414             (281,765)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           358,444,439         358,726,204

END OF PERIOD                                 428,092,853         358,444,439

Undistributed investment income--net              206,497             208,136
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    22,765,105          16,682,542

Shares issued for dividends reinvested          1,792,463           1,602,380

Shares redeemed                              (18,783,511)         (17,062,762)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,774,057           1,222,160

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended July 31,
                                                                 -------------------------------------------------------------------
                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.63          12.12         12.03          11.86         11.89

Investment Operations:

Investment income--net                                            .71            .76           .84            .86           .78

Net realized and unrealized
   gain (loss) on investments                                     .07           (.47)          .08            .17          (.04)

Total from Investment Operations                                  .78            .29           .92           1.03           .74

Distributions:

Dividends from investment income--net                            (.71)          (.78)         (.83)          (.86)         (.77)

Net asset value, end of period                                  11.70          11.63         12.12          12.03         11.86
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.50           2.52          7.92           8.95          6.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .84            .87           .87            .80           .80

Ratio of interest expense to
   average net assets                                          .00(a)         .00(a)           .02            .02            --

Ratio of net investment income
   to average net assets                                         6.64          6.54           7.01           7.28          6.52

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --           --           .00(a)           .11           .14

Portfolio Turnover Rate                                        272.46        204.98         185.77         292.99        291.35
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                428,093       358,444        358,726        279,142       189,693

(a) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term Income Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon
Bank,  N.A.  ("Mellon"), which  is  a  direct   subsidiary  of Mellon Financial
Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $8,685 during the period ended July 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of   its   shareholders,   by   complying  with  the  applicable  pro-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,414,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $5,447,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004, $1,314,000 expires in fiscal 2005, $1,818,000 expires in fiscal 2007 and $5,888,000 expires in fiscal 2008.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2000 was approximately $183,600, with a related weighted average annualized interest rate of 5.82%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at the annual rate of .20 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal
services    relating    to    shareholder    accounts,

such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2000, the fund was charged $782,111 pursuant to the Shareholder Services Plan, of which $347,700 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2000, the fund was charged $228,412 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2000, the fund was charged $47,311 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 4, 2000, each Board member who is not an "affiliated person," as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities and financial futures, during the period ended July 31, 2000, amounted to $1,208,235,118 and $1,133,359,833, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2000, are set forth in the Statement of Financial Futures.

(b) At July 31, 2000, accumulated net unrealized depreciation on investments and financial futures was $5,893,109, consisting of $1,764,574 gross unrealized appreciation and $7,657,683 gross unrealized depreciation.

At July 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held as of July 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                               Ernst & Young LLP
                                                               Signature logo

New York, New York

September 7, 2000

                                                             The Fund


NOTES

                                                           For More Information

                        Dreyfus
                        Short Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 2000 Dreyfus Service Corporation                                   083AR007